REINHOLD INDUSTRIES, INC.
                            12827 E. Imperial Highway
                           Santa Fe Springs, CA 90670




                                                   March 13, 1998



DEAR STOCKHOLDERS:

The Directors and Officers of Reinhold Industries, Inc., cordially invite you to attend the Annual Meeting of Stockholders of the Corporation to be held on Friday, May 1, 1998 at 10:00 A.M., Pacific Time. The meeting will be held at the office of the Corporation at 12827 E. Imperial Highway, Santa Fe Springs, CA 90670. Notice of the Annual Meeting and Proxy Statement are enclosed.

You are urged to mark, sign, date and mail the enclosed proxy immediately. By mailing your proxy now you will not be precluded from attending the meeting. Your proxy is revocable. In the event you find it convenient to attend the meeting, you may, if you wish, withdraw your proxy and vote in person.

For your information, enclosed is the 1997 Annual Report of Reinhold Industries, Inc.



                                                        Very truly yours,


                                                        /s/Lawrence H. Diamond
                                                        LAWRENCE H. DIAMOND,
                                                        Chairman of the Board

                            REINHOLD INDUSTRIES, INC.
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                          Santa Fe Springs, California

                                 March 13, 1998

To the Stockholders:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Reinhold Industries, Inc., a Delaware corporation ("Reinhold" or the "Company") will be held at the offices of Reinhold Industries, Inc. 12827 East Imperial Highway, Santa Fe Springs, California on Friday, May 1, 1998 at 10:00 A.M., local time, for the following purposes:

         (1) To elect one member of the Board of Directors for Class A Common Stockholders and two members of the Board of Directors for Class B Common Stockholders; and

         (2) To transact such other business as may properly come before the meeting and any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on March 6, 1998 are entitled to notice of and to vote at the meeting.

         All stockholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy.

                                           By order of the Board of Directors,


                                           /s/ BRETT R. MEINSEN
                                           BRETT R. MEINSEN
                                           Secretary


THE BOARD OF DIRECTORS SOLICITS THE EXECUTION AND IMMEDIATE RETURN OF THE ACCOMPANYING PROXY.PLEASE DATE, SIGN AND RETURN THE PROXY IN THE ENCLOSED ADDRESSED ENVELOPE.

                            REINHOLD INDUSTRIES, INC.
                             12827 EAST IMPERIAL HWY
                       SANTA FE SPRINGS, CALIFORNIA 90670



                         ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD ON MAY 1, 1998

                                                              March 13, 1998


                                 PROXY STATEMENT


                                  INTRODUCTION


         The Annual Meeting of Stockholders of Reinhold Industries, Inc. ("Reinhold" or the "Company") will be held on May 1, 1998 at the offices of Reinhold Industries, Inc., 12827 East Imperial Highway, Santa Fe Springs,
California, at 10:00 A.M., for the purposes set forth in the accompanying notice. This statement is furnished in connection with the solicitation by Reinhold's Board of Directors (the "Board") of proxies to be voted at such meeting and at any and all adjournments thereof. Proxies properly executed, duly returned and not revoked will be voted at the Annual Meeting (including adjournments) in accordance with the specifications therein. If a stockholder does not specify on the proxy card how the shares are to be voted, they will be voted FOR the election of Reinhold's nominee for Director.

         If a proxy in the accompanying form is executed and returned, it may nevertheless be revoked at any time prior to the exercise thereof by (i) filing with the Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation bearing a later date than the proxy; (ii) duly executing a later dated proxy relating to the same shares and delivering it to the Secretary of the Company, before the taking of the vote at the Annual Meeting or (iii) attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute a revocation of a proxy). Any written notice of revocation or subsequent proxy should be sent so as to be delivered to Reinhold Industries, Inc., 12827 East Imperial Highway, Santa Fe Springs, California 90670, Attention: Secretary, or hand-delivered to the Secretary of the Company, in each case at or before the taking of the vote at the Annual Meeting.

         At the Annual Meeting, holders of Reinhold Class A and Class B Common Stock shall each have one vote per share.

         This proxy statement and accompanying form of proxy are first being sent to stockholders on or about March 13, 1998.

                             PLAN OF REORGANIZATION

         On July 31, 1996 (the "Effective Date"), Keene Corporation ("Keene") consummated its plan of reorganization under the Bankruptcy Code (the "Plan") and emerged from bankruptcy. On the Effective Date, Reinhold was merged into and with Keene, with Keene becoming the surviving corporation. Pursuant to the merger, all of the issued and outstanding capital stock of Reinhold was canceled. Keene, as the surviving corporation of the merger, was renamed Reinhold. On the Effective Date, Reinhold issued 1,998,956 shares of Common Stock, of which 1,020,000 shares of Class B Common Stock were issued to the Trustees of a Creditors' Trust (the "Keene Creditors' Trust") set up to administer Keene's asbestos claims. The remaining 978,956 shares of Class A Common Stock were issued to Keene's former stockholders as of record date, June 30, 1996. All of Keene's previous outstanding Common Stock was canceled.

REQUIRED QUORUM; REQUIRED VOTE

         The required quorum for the transaction of business at the Annual Meeting is a majority of the shares of Class A Common Stock and a majority of the shares of Class B Common Stock, respectively. The Company intends to include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, but to exclude broker non-votes from the calculation of shares entitled to vote with respect to any proposal for which authorization to vote was withheld. Proxies that reflect abstentions will be treated as voted for purposes of determining the approval of the proposal and will have the same effect as a vote against the proposal.

         In the election of directors, the director elected by the holders of Class A Common Stock must be elected by a majority of the shares of Class A Common Stock voting. Each director elected by the holder of Class B Common Stock must be elected by a majority of the shares of Class B Common Stock voting.


                                 PROPOSAL NO. 1
                              ELECTION OF DIRECTORS

         At the Annual Meeting, the holders of Class A Common Stock, voting as a class, shall elect one (1) Director of the Company to serve until the next
Annual Meeting to be held in 1999 and until his successor is elected and qualified. The Board is soliciting proxies to vote FOR its nominee, Michael T. Furry, as Director of Reinhold. Only holders of Class A Common Stock shall vote for the Class A nominee. The holder of Class B Common Stock, voting as a class, shall elect two (2) directors of the Company each to serve until the next Annual Meeting to be held in 1999 and until their successor is elected and qualified. The Board is soliciting proxies to vote FOR each of its nominees, Robert B. Steinberg and Lawrence H. Diamond, as Directors of Reinhold. Only the holder of Class B Common Stock shall vote for the Class B nominees.

         All proxies will be voted in accordance with the stated instructions. Unless the stockholder otherwise specifies therein, the accompanying proxy will be voted (i) FOR the election of the nominees identified above, and (ii) at the discretion of the proxy holders, either FOR or AGAINST any other matter or businsess that may properly come before the meeting. The Board of Directors does not know of any such other matter or business. If the nominee ceases to be a candidate for election for any reason, the proxy will be voted for a substitute nominee designated by the Board. The Board currently has no reason to believe that these nominees will be unwilling or unable to serve as directors, if elected.

                          NOMINEE FOR CLASS A DIRECTOR


MICHAEL T. FURRY

         Mr. Furry, age 60, is President of Reinhold. Mr. Furry has served as President of Reinhold since June 1986 and became President of the Reorganized Company on the Effective Date.Mr. Furry had been a Director of Keene since April 1990. From April 1976 to June 1986, Mr. Furry was Vice President and General Manager of the composites division of Reynolds & Taylor, Inc. Mr. Furry is a member of the audit committee.


                         NOMINEES FOR CLASS B DIRECTORS

LAWRENCE H. DIAMOND

        Mr. Diamond, age 57, became a director of Reinhold on the Effective Date and is currently Chairman of the Board. Mr. Diamond is currently a consultant for Ernst & Young LLP. He has enjoyed a long and distinguished career in public accounting with Kenneth Leventhal & Co. and Ernst & Young LLP. He has been an instructor in Real Estate Finance at UCLA. Mr. Diamond also serves on the Boards of several not-for-profit organizations, which include the San Fernando Valley Association for the Retarded. He is a member of the audit committee and the compensation committee.


ROBERT B. STEINBERG

         Mr. Steinberg, age 69, became a director of Reinhold on the Effective Date. Mr. Steinberg is a Senior Partner at the law firm of Rose, Klein & Marias. He has been with Rose, Klein & Marias for over 41 years. He also serves on the Board of Directors of Eagle-Pitcher Inc. and retired from the Board of Directors of UNR Industries in December 1997. He is a member of the audit committee and the compensation committee.


OTHER EXECUTIVE OFFICER

BRETT R. MEINSEN

         Mr. Meinsen, age 38, became Vice President - Finance and Administration, Secretary and Treasurer of Reinhold in June 1997. Prior to coming to Reinhold, Mr. Meinsen worked from 1986 until January 1997 as the Director of Finance and Administration, Manager of Financial Analysis, and a senior financial analyst at Philips Medical Systems.

COMPENSATION OF DIRECTORS

         During 1997, the Board of Directors of Reinhold met four times for regular meetings and there were two special meetings. Each non-employee director received $1,000.00 for each regular or special meeting of the Board he attended and will receive $1,000.00 for each such regular meeting in 1998. In addition, each non-employee director also receives annual compensation of $12,000.00 per year, paid quarterly, as a retainer for being a director.

         Reinhold has standing Audit and Compensation Committees of the Board. The Audit Committee and the Compensation Commitee met once. The non-employee directors who are members of the Audit and Compensation Committees receive $1,000.00 for each meeting attended on a day during which the Board did not meet for a regular meeting and will receive $1,000.00 for each such meeting in 1998.

         The Audit Committee reviews and recommends to the Board the engagement of the independent auditors of the Company, reviews with the auditors their work and fees, and reviews accounting policies and practices and internal accounting controls of the Company.

         The Compensation Committee reviews and recommends to the Board the compensation proposed to be paid to officers and key employees of Reinhold, including base salaries, stock options and management incentive compensation.

         The Board does not have a Nominating Committee and as a whole performs the functions normally performed by a Nominating Committee.


                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


NUMBER OF SHARES OUTSTANDING, RECORD DATE AND LIST OF STOCKHOLDERS

         Only stockholders of record at the close of business on March 6, 1998 are entitled to notice of, and to vote at, the Annual Meeting. At the close of business on such date there were 978,956 shares of Reinhold Class A Common Stock Outstanding and 1,020,000 shares of Reinhold Class B Common Stock outstanding. A stockholder list will be available for examination by stockholders at the Annual Meeting.

COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

         The following table sets forth information regarding the beneficial ownership of Reinhold Common Stock, either Class A or Class B, by the only person known by Reinhold to be a beneficial owner of 5% or more of Reinhold's issued and outstanding Common Stock as of February 20, 1998. By virtue of the fact that it owns 51% of the outstanding Common Stock of Reinhold and appointed two members to the Board, the Keene Creditors' Trust may be deemed to be a controlling person of Reinhold.


                                                                                             Percentage of
                                                   Amount and Nature of                         Issued and
              Name and Address of                 Beneficial Ownership                         Outstanding
              Beneficial Owner                         of Common Stock                        Common Stock
----------------------------------------------------------------------------------------------------------
              Keene Creditors' Trust                          1,020,000                                51%
              The Chancery                                      Class B
              190 Willis Avenue
              Mineola, NY  11501




COMMON STOCK OWNERSHIP OF MANAGEMENT

         The following table presents information regarding beneficial ownership of Reinhold Common Stock by each member of the Board of Directors, and by all current directors and officers of Reinhold as a group, as of February 20, 1998.

                                                       Amount and Nature of            Percentage of Issued and
         Name and address of                           Beneficial Ownership            Outstanding Common Stock
         BeneficialOwner                           of Reinhold Common Stock             on February 20, 1998(1)
--------------------------------------------------------------------------------------------------------------------
         Michael T. Furry                                  11,115                               (2)
         12827 East Imperial Highway
         Santa Fe Springs, CA 90670

         Robert B. Steinberg                                1,000                               (2)
         c/o Rose, Klein & Marias
         801 South Grand, 18th Floor
         Los Angeles, CA 90017

         Lawrence H. Diamond                                 750                                (2)
         2049 Century Park East
         Suite 1700
         Los Angeles, CA 90067

         Brett R. Meinsen                                     --                                  --
         12827 East Imperial Highway
         Santa Fe Springs, CA 90670

         All directors and officers of Reinhold as
         a group (4 persons including those
         named above)                                      12,865                               (2)

------------

(1) For the purposes of this table, the issued and outstanding Common Stock of Reinhold has been calculated for each individual on the basis of all shares of Common Stock issued and outstanding (excluding treasury shares) on February 20, 1998.

(2) The percentage of shares owned does not exceed 1% of the issued and outstanding Common Stock.


                          COMPENSATION OF MANAGEMENT

         The following table sets forth a summary of the compensation paid to the Chief Executive Officers and former controller of the Company for services rendered in all capacities to the Company for the fiscal years ended December 31, 1997, 1996 and 1995. No executive officers of the Company other than the Chief Executive Officers and the former controller were paid annual salary (together with any bonus) in excess of $100,000 in such fiscal years for services rendered to the Company.



SUMMARY COMPENSATION TABLE

                                                 Annual Compensation            Long Term Comp
--------------------------------------------------------------------------------------------------------------
         Name and           Fiscal                Mgmt.       Other Annual      Securities Under-    All Other
         Principal Position Year     Salary       Incentive   Compensation      lying Options/SARS   Comp.(5)
--------------------------------------------------------------------------------------------------------------
         Michael T. Furry   1997     $225,000     $47,800       --                   --                 --
         President and      1996     $195,833      --         $15,188 (6)            --                 --
         Chief Executive    1995     $162,346      --           --                   --                 --
         Officer  (1)

         Timothy E. Coyne   1997       --          --           --                   --                 --
         President and      1996     $110,833      --           --                   --              $184,826
         Chief Executive    1995     $163,750      --           --                   --              $130,391
         Officer (2)

         Glenn W. Bailey    1997       --          --           --                   --                 --
         President and      1996     $ 33,833      --           --                   --              $ 35,573
         Chief Executive    1995     $200,000      --           --                   --                 --
         Officer (3)

         Norman N.          1997       --          --           --                   --                 --
         Weinstock          1996     $ 74,667      --          $7,032 (6)            --              $101,626
         Controller (4)     1995     $128,000      --           --                   --              $114,744
-------------------------------------

(1) Mr. Furry became President and Chief Executive Officer of the Company as of the Effective Date.

(2) Mr. Coyne was President and Chief Executive Officer of Keene from March 1, 1996 to July 31, 1996, the Effective Date. He was also Chief Financial Officer of Keene from May 1990 through the Effective Date.

(3) Mr. Bailey was President and Chief Executive Officer of Keene until March 1, 1996. He left that position, but continued to serve as an outside director of the Company until the Effective Date.

(4) Mr. Weinstock was controller of Keene from August 1990 until the Effective Date.

(5) All Other Compensation includes severance pay for former Keene employees in 1996 and the payment of the Employee Retention Program of Keene in 1995.

(6) Mr. Furry and Mr. Weinstock exercised stock options that resulted in compensation.


AGGREGATE OPTION EXERCISES IN THE LAST FISCAL YEAR  AND FISCAL YEAR END OPTIONS

         The following table sets forth the number of options exercised and redeemed and the realized value upon exercise and redemption by the named executive officers during the fiscal year ended December 31, 1997 and the value of outstanding options held by each executive officer as of December 31, 1997.


                                                                           No. of Securities     Value of
                                                                           Underlying Un-        Unexercised
                                                                           exercised Options     In-the-Money
                                    No. Shares                             at Fiscal Year-end    Options at Fiscal
                                    Acquired on      Value                 Exercisable /         Year-end  Exercisable
Name                                Exercise         Realized              Unexercisable         / Unexercisable
--------------------------------------------------------------------------------------------------------------
Michael T. Furry                     --               --                     0/0 (1)               0/0 (1)

Brett R. Meinsen                     --               --                     0/0 (1)               0/0 (1)

-------------------------------------

(1) No stock options or SAR's have been issued under the Reinhold Stock Incentive Plan.


EMPLOYMENT AGREEMENT

         An employment agreement with Michael T. Furry, as the Company's President and Chief Executive Officer, was entered into on July 31, 1996 and provides for employment by the Company for a period of five years commencing on the Effective Date. The employment agreement provides for a base salary of $225,000 per year. The employment agreement provides for participation in the Management Incentive Compensation Program, Reinhold Industries, Inc. Retirement Plan, and Reinhold Stock Incentive Plan. It also provides Mr. Furry with life insurance with a face value of $200,000.

MANAGEMENT INCENTIVE COMPENSATION PLAN

         As a  result  of the  Plan  of  Reorganization,  Reinhold  adopted  the
Management Incentive Compensation Plan for the Reinhold staff, under which awards may be made to officers and other key salaried employees of Reinhold. Pools of award money are developed in accordance with the earnings of Reinhold and will be limited to 15% of Reinhold's pre-tax earnings each year. Distribution of awards to eligible employees will be dependent upon the individual employee's achievement during a fiscal year, as measured against predetermined specific objectives for that employee in such fiscal year. Payments will be made in January of each year with respect to the previous year's award.

RETIREMENT PLAN

         Reinhold presently maintains a non-contributory retirement plan (the "Retirement Plan") in which all salaried employees and certain hourly employees participate. The Retirement Plan provides an annual normal retirement benefit at or after age 65 for a participant equal to the greater of (a) the participants' accrued benefit as of December 31, 1988, based on the plan in effect at that time; (b) the product of (x) the sum of 1.3% of the participant's annual average compensation for the five highest consecutive years of employment during the most recent ten calendar years of employment and 0.65% of such compensation in excess of the average of the "Social Security Taxable Wage Base" in each year during the 35-year period prior to the participant's retirement age under the social security law multiplied by (y) his years of service credit (to a maximum of 25) in the Retirement Plan; or (c) the accrued benefit as of December 31, 1993, plus a benefit based on (b) above and service after December 31, 1993, with total service not in excess of 25 years. Certain maximum benefit limitations are incorporated in the Retirement Plan. The Retirement Plan permits a participant who has attained age 55 and completed 10 years of service to elect to receive an actuarially reduced early retirement benefit and provides for payment of benefits if certain participants become permanently disabled. A participant's accrued pension benefit becomes 100% vested on the date on which the participant completes five years of service. Death benefits are payable to the surviving spouse of a fully or partially vested participant who dies before payment of benefits has commenced.

         The following table presents information regarding estimated annual benefits payable upon normal retirement classified by remuneration and years of service under the Reinhold Industries, Inc. Retirement Plan in which all salaried employees and certain hourly employees participate:


         Average
         Compensation
         at Retirement                                 Years of Service at Retirement
---------------------------------------------------------------------------------------------------------------
                                   5                10                15               20            25 or more
---------------------------------------------------------------------------------------------------------------
         $ 50,000(1)              $ 3,923          $ 7,845           $11,768           $15,690         $ 19,613
           75,000(1)                6,360           12,720            19,080            25,440           31,801
          100,000(1)                8,798           17,595            26,393            35,190           43,988
          150,000(1)               13,673           27,345            41,018            54,690           68,363
          160,000(1)               14,648           29,295            43,943            58,590           73,238
          or more

-------------------------------------

(1) In accordance with Internal Revenue Service Regulations, the maximum allowable compensation permitted in computing a benefit under the Retirement Plan is $160,000 for 1997. However, employees will receive the greater of the benefit outlined above or the accrued benefit as of December 31, 1993, which was based on compensation in excess of $150,000 plus a benefit based on service after December 31, 1993 and the final average compensation based on the $150,000 limit.

         Remuneration covered by the Retirement Plan in a particular year includes that year's base salary, overtime pay and commissions but excludes compensation received in that year under the Management Incentive Compensation Plan in excess of 50% of the participant's annual basic pay rate as of the December 31 of the preceding calendar year. The 1997 remuneration covered by the Retirement Plan for each participant therefore includes management incentive compensation (up to such 50% ceiling) paid during 1997 in respect of 1996 awards.

         For each of the following persons, the credited years of service under the Retirement Plan, as of December 31, 1997, and the remuneration received during 1997 covered by the Retirement Plan, were, respectively, as follows: Mr. Furry, 12 years and $160,000.

STOCK INCENTIVE PLAN

General Description

         As of the Effective Date, the Company established the Reinhold Stock Incentive Plan for key employees. The Reinhold Stock Incentive Plan permits the grant of stock options, stock appreciation rights and restricted stock. The total number of shares of stock subject to issuance under the Reinhold Stock Incentive Plan may not exceed 100,000. The maximum number of shares of stock with respect to which options or stock appreciation rights may be granted to any eligible employee during the term of the Reinhold Stock Incentive Plan may not exceed 10,000. The shares to be delivered under the Reinhold Stock Incentive Plan may consist of authorized but unissued stock or treasury stock, not reserved for any other purpose.

         The exercise price of the options is established at the discretion of a Committee of the Board of Directors (the "Committee"), provided that it may not be less than the estimated fair value at the time of grant. The Reinhold Stock Incentive Plan provides that the options are exercisable based on vesting schedules, provided that in no event shall such options vest more rapidly than 33 1/3 % annually. The options expire no later than ten years from the date of grant.

         The Committee, in its discretion, in connection with grant of an option, may grant to the optionee Stock Appreciation Rights (SARs). A SAR will entitle the holder of the related option, upon exercise of the Stock Appreciation Right, to surrender such option, and receive payment of an amount determined by multiplying (i) the excess of the fair market value of a share of stock on the date of exercise of such SAR over the purchase price of a share of stock under the related option, by (ii) the number of shares as to which the SARs has been exercised.

         The Committee may grant shares of restricted stock to eligible employees and in such amounts as it shall determine in its sole discretion.

         No options, SARs or restricted stock have been granted under the Reinhold Stock Incentive Plan.

Grants to Employees Under the Reinhold Stock Incentive Plan

         Stock Options. The Compensation Committee can grant employees stock options at an option exercise price not less than the fair market value of a share on the date of grant. To exercise an option, an employee would pay the option price in cash, or if permitted by the Committee, by delivering shares of Reinhold Class A Common Stock already owned by the employee that have a fair market value equal to the option price.

         The term of each option is fixed by the Committee provided that no option may be exercisable for more than 10 years after the date on which it becomes exercisable. The Committee will determine the time or times at which each option granted to an employee may be exercised as well as other terms and conditions applicable to the option. Such options may be made exercisable in installments, and the exercisability of options may be accelerated by the Committee.

         Stock Appreciation Rights. A SAR will entitle the holder of the related option, upon exercise of the Stock Appreciation Right, to surrender such option, and receive payment of an amount determined by multiplying (i) the excess of the fair market value of a share of stock on the date of exercise of such SAR over the purchase price of a share of stock under the related option, by (ii) the number of shares as to which the SARs has been exercised.

         A Stock Appreciation Right will be exercisable at such time or times and only to the extent that a related option is exercisable, and will not be transferable except to the extent that such related option may be transferable. A Stock Appreciation Right granted in connection with an incentive stock option shall be exercisable only if the fair market value of a share of stock on the date of exercise exceeds the purchase price of a share of stock specified in the related option.

         Upon the exercise of a Stock Appreciation Right, the related option shall be canceled to the extent of the number of shares of Stock as to which the Stock Appreciation Right is exercised, and upon the exercise of an option granted in connection with a Stock Appreciation Right, the Stock Appreciation Right shall be canceled to the extent of the number of shares of stock as to which the option is exercised or surrendered.

         Restricted Stock. The Committee, at any time and from time to time, may grant shares of Restricted Stock under the Reinhold Stock Incentive Plan to such Eligible Employees and in such amounts as it shall determine in its sole discretion. Each grant of Restricted Stock shall be made pursuant to a written agreement which shall contain such restrictions, terms and conditions as the Committee may determine in its discretion. Restrictions upon shares of
Restricted Stock shall lapse at such time or times and on such terms and conditions as the Committee may determine; provided, however, that in no event shall such restrictions on vesting lapse at a rate more rapidly, on an annual basis, than 33 1/3% of the number of shares such Restricted Stock subject to such grant beginning on the first anniversary date following the grant of such Restricted Stock.

         Termination of Employment. Unless otherwise determined by the Committee, in the event of termination of employment by reason of retirement, long term disability or death, any option may thereafter be exercised in full for a period of three years (or such shorter period as the Committee shall determine at grant), subject in each case to the stated term of the option. In the event of termination of employment for any reason other than retirement, disability or death, unless otherwise determined by the Committee, any outstanding options held by the terminated employee will be canceled. The Committee may permit an employee whose employment terminates for any such other reason up to three years following termination to exercise an option.

         Change in Control Provisions. The Reinhold Stock Incentive Plan provides that, except as provided below, in the event of a "Change in Control" (as defined in the Reinhold Stock Incentive Plan), the Committee, either at the time Employee Options or shares of Restricted Stock are granted, or, if so provided in the applicable Option Agreement or Restricted Stock grant, at any time thereafter, shall [have the authority to] accelerate in whole or in part the exercisability of Employee Options and/or the last day of the period of restriction upon a Change in Control. The Option Agreements and Restricted Stock grants approved by the Committee may contain provisions whereby, in the event of a Change in Control, the acceleration of the exercisability of Employee Options and/or the last day of the period of restriction may be automatic or may be subject to the discretion of the Committee or may depend upon whether the Change in Control shall be approved by a majority of the members of the Board or such other criteria as the Committee may specify. Nothing herein shall obligate the Committee to take any action upon a Change in Control.

                              INDEPENDENT AUDITORS


         The Audit Committee of the Board of Directors of Reinhold selected KPMG Peat Marwick LLP, independent auditors, to audit Reinhold's financial statements for the year ended December 31, 1997. A representative of KPMG Peat Marwick LLP will be present at the Annual Meeting with an opportunity to make a statement, if desired, and will be available to respond to appropriate questions from stockholders present.



                      PROPOSALS BY HOLDERS OF COMMON STOCK


         Any proposal which a stockholder of Reinhold desires to be considered for inclusion in the proxy statement relating to the 1999 Annual Meeting of Stockholders must be received by Reinhold at its executive offices no later than November 13, 1998. The offices of Reinhold are located at 12827 East Imperial Hwy, Santa Fe Springs, California, 90670.


                           EXPENSES AND OTHER MATTERS


         Reinhold will pay the costs of preparing, assembling and mailing this proxy statement and the material enclosed herewith. Reinhold has requested brokers, nominees, fiduciaries and other custodians who hold shares of its Common Stock in their names to solicit proxies from their clients who own such shares, and Reinhold has agreed to reimburse them for their expenses in so doing.


         Management does not intend to present any further items of business to the meeting, and knows of no such items which will or may be presented by others. However, if any other matter properly comes before the meeting, the persons named in the enclosed proxy form will vote thereon in such manner as they may, in their discretion, determine.



                                                   /s/BRETT R. MEINSEN
                                                   BRETT R. MEINSEN
                                                   Secretary





March 13, 1998










PLEASE DATE, SIGN AND IMMEDIATELY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ADDRESSED ENVELOPE.

                                                                    APPENDIX A

                            REINHOLD INDUSTRIES, INC.
                             12827 East Imperial Hwy
                           Santa Fe Springs, CA 90670
                                      PROXY

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS

   The undersigned hereby appoints Brett R. Meinsen and Philip H. Milner, and each of them, the proxies of the undersigned, with power of substitution in each, to vote all Class A Common Stock of Reinhold Industries, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders of such Corporation to be held at the offices of Reinhold Industries, Inc., 12827 East Imperial Hwy, Santa Fe Springs, California on Friday, May 1, 1998 at 10:00 A.M., Pacific time, and at any adjournments thereof.

   1.  ELECTION OF DIRECTOR to serve until the next annual  meeting  after their
election:    FOR nominee  listed  below  (except as marked to the contrary).
         ----
    WITHHOLD AUTHORITY to vote for nominee listed below.
----
                                Michael T. Furry




                      (Continued and to be signed on reverse side)

                                (Continued side)
2. In their discretion, such other business as may properly come before the meeting.
THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS INSTRUCTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO CONTRARY INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE, AS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.



                                             --------------------------------
                                             Date


                                             --------------------------------
                                             Name of Registered Holder


                                             --------------------------------
                                             Signature


                                             --------------------------------
                                             Signature

                                             Joint owners should each sign. When
                                             signing as executor, administrator,
                                             trustee or guardian, give your full
                                             title as such.

                                                                      APPENDIX B

                            REINHOLD INDUSTRIES, INC.
                             12827 East Imperial Hwy
                           Santa Fe Springs, CA 90670
                                      PROXY

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR ANNUAL MEETING OF SHAREHOLDERS

   The undersigned hereby appoints Brett R. Meinsen and Philip H. Milner, and each of them, the proxies of the undersigned, with power of substitution in each, to vote all Class B Common Stock of Reinhold Industries, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders of such Corporation to be held at the offices of Reinhold Industries, Inc., 12827 East Imperial Hwy, Santa Fe Springs, California on Friday, May 1, 1998 at 10:00 A.M., Pacific time, and at any adjournments thereof.

   1.  ELECTION OF TWO  DIRECTORS to serve until the next annual  meeting  after
their election:    FOR nominee listed below (except as marked to the contrary).
               ----
    WITHHOLD AUTHORITY to vote for nominee listed below.
----

                 Robert B. Steinberg     Lawrence H. Diamond
   (INSTRUCTION: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

--------------------------------------------------------------------------------
PLEASE SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE
                  (Continued and to be signed on reverse side)

                                (Continued side)
2. In their discretion, such other business as may properly come before the meeting.
THIS PROXY, WHEN PROPERLY EXECUTED WILL BE VOTED AS INSTRUCTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO CONTRARY INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE, AS SET FORTH IN THE ACCOMPANYING PROXY STATEMENT.



                                             --------------------------------
                                             Date


                                             --------------------------------
                                             Name of Registered Holder


                                             --------------------------------
                                             Signature


                                             --------------------------------
                                             Signature

                                             Joint owners should each sign. When
                                             signing as executor, administrator,
                                             trustee or guardian, give your full
                                             title as such.